UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 7, 2006

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Suite 400 Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On March 7, 2006 Rainmaker Systems, Inc (the “Company”) entered into an amendment to the Master Services Agreement dated as of December 19, 2001 under which the Company provides outsourced services to its client Dell Products L.P. (“Dell”). The amendment extends the term of the original agreement for an additional 3 years beginning on April 1, 2006 and provides for automatic annual renewal extensions thereafter. Effective April 1, 2006, the Company will conduct business as a value added reseller whereby it will remarket extended hardware services and other services to Dell’s end user customers. The amendment also modifies other terms of the Master Services Agreement, including pricing and certain other provisions. A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

10.1	Amendment, entered as of April 1, 2006, modifying the Master Services Agreement, executed on December 19, 2001 by and between Rainmaker Systems, Inc. and Dell Products LP.

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SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

March 13, 2006 Date		/S/ STEVE VALENZUELA
(Signature)

	By:	/S/ STEVE VALENZUELA
	Title:	Chief Financial Officer

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